Nature of Operations	6 Months Ended
Jun. 30, 2024
Nature of Operations [Abstract]
NATURE OF OPERATIONS

Note 1 - NATURE OF OPERATIONS:

a.	CollPlant Biotechnologies Ltd. (the “Company”) is a regenerative and aesthetic medicine company focused on 3D bioprinting of tissues and organs and medical aesthetics. The Company’s products are based on its rhCollagen (recombinant human collagen) produced with CollPlant’s proprietary plant based technology. These products address indications for the diverse fields of tissue repair, aesthetics, and organ manufacturing.

The Company’s revenues include income from business collaborators and from sales of (i) BioInk products for the development of 3D bioprinting of organs and tissues, (ii) rhCollagen for the medical aesthetics market, and (iii) rhCollagen-based products for tendinopathy and wound care.

The Company operates mainly through its wholly-owned subsidiary, CollPlant Ltd. In November 2021 CollPlant Ltd. established CollPlant Inc., a wholly owned subsidiary in the United States. As of June 30, 2024, CollPlant Inc. has not commenced operation.

b.	For the six months ended and as of June 30, 2024, the Company incurred a net loss of $8,405 and has an accumulated deficit in the total amount of $105,146. The Company's negative cash flows from operating activities was $7,181. The Company's cash and cash equivalents as of June 30, 2024 totaled $18,920. The Company has sufficient funds to support its operation for more than 12 months following the approval of its consolidated financial statements as of June 30, 2024.

The Company expects to incur future net losses and the transition to profitability is dependent upon, among other things, the successful development and commercialization of the Company’s products and product candidates or of the dermal filler product developed by AbbVie, the establishment of contracts for the distribution of new product lines, any of which, or in combination, would contribute to the achievement of a level of revenue adequate to support the cost structure. Until the Company achieves profitability or generates positive cash flows, it will continue to need to raise additional cash. If the Company will not be able to raise additional funds to support its cost structure, the Company may be required to apply significant cost reductions. The Company intends to fund future operations through existing cash on hand, additional private and/or public offerings of debt or equity securities, additional milestone payments that may be received under the AbbVie Development Agreement, adjustment of operating expenses to meet available cash resources or a combination of the foregoing. Notwithstanding, there can be no assurance that the Company will be able to raise additional funds or achieve or sustain profitability or positive cash flows from operations.